Exhibit 99.1

Merger Communications.

On May 1, 2012, an agreement was announced whereby Rockland Trust will acquire Central Bank. We know you may have questions regarding the announcement and will be providing information and updates throughout the process:

•	Joint Press Release

•	Customer Q & A

•	Central Bank Fact Sheet

•	Rockland Trust Fact Sheet

For more information about Central Bank, please visit www.centralbk.com

JOINT NEWS RELEASE

Independent Bank Corp. 288 Union Street Rockland, MA 02370	Central Bancorp, Inc. 399 Highland Avenue Somerville, Massachusetts 02144

Investor Contacts: Chris Oddleifson President and Chief Executive Officer (781) 982-6660 Denis K. Sheahan Chief Financial Officer (781) 982-6341	Investor and Media Contacts: William P. Morrissey President and Chief Operating Officer (617) 628-4000

Media Contact: Ralph Valente Senior Vice President (781) 982-6636 ralph.valente@rocklandtrust.com

INDEPENDENT BANK CORP. AND CENTRAL BANCORP, INC.

SIGN DEFINITIVE MERGER AGREEMENT

FOR ACQUISITION OF CENTRAL BANCORP, INC.

Rockland, Massachusetts and Somerville, Massachusetts, (May 1, 2012). Independent Bank Corp. (NASDAQ: INDB), parent of Rockland Trust Company, and Central Bancorp, Inc. (NASDAQ: CEBK), parent of Central Bank, jointly announced today the April 30, 2012 signing of a definitive agreement under which Independent Bank Corp. will acquire Central Bancorp, Inc. and Rockland Trust Company will acquire Central Bank.

“This acquisition will significantly increase Rockland Trust’s presence in the communities of Middlesex County,” said Christopher Oddleifson, President and Chief Executive Officer of Rockland Trust. “This transaction is consistent with our strategy to expand into contiguous, attractive markets where we can capitalize on Rockland’s successful business model and brand identity. We expect the transaction to be immediately accretive and bring solid returns to our shareholders. We are extremely pleased to welcome Central Bank customers and employees to Rockland Trust.”

“This transaction will provide many benefits to our customers and is in the best interests of our shareholders,” said John D. Doherty, Chairman and Chief Executive Officer of Central Bank. “Our customers will benefit from the strength that Rockland Trust offers and can look forward to a greater range of products and services.”

Under the terms of the agreement, 60% of outstanding Central Bancorp., Inc. shares will be exchanged for shares of Independent Bank Corp., at an exchange ratio subject to limited adjustment, and 40% of outstanding Central Bancorp., Inc. shares will be purchased for $32.00 per share in cash. Based upon Independent Bank Corp.’s $28.67 per share closing price on April 27, 2012 the transaction is valued at approximately $54.8 million. The transaction is intended to qualify as a tax-free reorganization for federal income tax purposes and to provide a tax-free exchange of shares for Central Bancorp shareholders who receive shares of Independent Bank Corp. stock in the transaction. Shareholders of Central Bancorp will be able to elect between receiving cash or shares of Independent Bank Corp. stock in exchange for their shares, subject to proration and allocation so that 60% of the outstanding shares of Central Bancorp stock are exchanged for Independent Bank Corp. stock and the remaining 40% are exchanged for cash. The agreement provides that, effective as of and contingent upon the merger, Independent Bank Corp. and Rockland Trust Company will add John J. Morrissey, Esq. to their board of directors.

The transaction has been approved by the boards of directors of each company and is subject to certain conditions, including the receipt of required regulatory approvals, approval by Central Bancorp., Inc. shareholders, and other standard conditions. The parties anticipate that the closing of the transaction will likely occur in the fourth quarter of 2012.

Independent Bank Corp. was advised by Sandler O’Neill & Partners, L.P., with Mary Anne Callahan as lead investment banker, and used Choate Hall & Stewart LLP as its legal counsel for the transaction. Central Bancorp, Inc. was advised by Keefe, Bruyette & Woods, Inc., with Benjamin H. Saunders as lead investment banker, and its legal counsel was Kilpatrick Townsend & Stockton LLP.

Mr. Oddleifson, President and Chief Executive Officer, and Denis K. Sheahan, Chief Financial Officer, of Independent Bank Corp., will host a conference call to discuss the transaction at 9:00 a.m. Eastern Time on Tuesday, May 1, 2012. Telephonic access will be available by dial-in at 877-317-6789 reference: INDB. A replay of the call will be available by calling 877-344-7529, Replay Conference Number: 10013766, which will be available through May 14, 2012 at 9:00 AM Eastern Time. Internet access to the call is available on the Company’s web site at http://www.RocklandTrust.com by choosing investor relations, Acquisition of Central Bancorp, Inc. The webcast replay will be available until May 1, 2013. An investor presentation regarding the transaction is available at http://www.RocklandTrust.com.

About Independent Bank Corp.

Independent Bank Corp., which has Rockland Trust Company as its wholly-owned commercial bank subsidiary, has approximately $5.0 billion in assets. Rockland Trust offers a wide range of commercial banking products and services, retail banking products and services, business and consumer loans, insurance products and services, and investment management services. To find out why Rockland Trust is the bank “Where Each Relationship Matters®”, visit www.RocklandTrust.com.

About Central Bancorp., Inc.

Central Bancorp, Inc. is holding company for Central Bank, whose legal name is Central Co-Operative Bank and which was founded in 1915 as a Massachusetts chartered co-operative bank to provide savings deposits and originate mortgage loans. Central Bank is a full-service community banking operation that provides a variety of deposit and lending services -— including savings and checking accounts for retail and business customers, mortgage loans for constructing, purchasing and refinancing residential and commercial properties, and loans for education, home improvement and other purposes. Central Bank operates nine full-service offices in the Massachusetts communities of Somerville, Arlington, Burlington, Chestnut Hill, Malden, Medford, Melrose, and Woburn (two branches).

Forward Looking Statements:

Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Independent with the Securities Exchange Commission, in press releases and in oral and written statements made by or with the approval of Independent that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (ii) statements of plans, objectives and expectations of management or the Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses involved in the merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (vi) local, regional, national and international economic conditions and the impact they may have on the parties to the merger and their customers; (vii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (viii) prepayment speeds, loan originations and credit losses; (ix) sources of liquidity; (x) shares of common stock outstanding and common stock price volatility; (xi) fair value of and number of stock-based compensation awards to be issued in future periods; (xii) legislation affecting the financial services industry as a whole, and/or the parties and their subsidiaries individually or collectively; (xiii) regulatory supervision and oversight, including required capital levels; (xiv) increasing price and product/service competition by competitors, including new entrants; (xv) rapid technological developments and changes; (xvi) the parties’ ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvii) the mix of products/services; (xiii) containing costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support the parties’ future businesses; and (xxvi) material differences in the actual financial results of merger and acquisition activities compared with expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause Independent’s results to differ materially from those described in the forward-looking statements can be found in Independent’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. The parties undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information:

In connection with the Merger, Independent will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Central Bancorp, Inc. and a Prospectus of Independent, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy

Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Independent and Central Bancorp at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents for Independent, free of charge, at www.RocklandTrust.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, (781) 982-6858.

Central Bancorp and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Central Bancorp in connection with the Merger and the transactions contemplated thereby. Information about the directors and executive officers of Central Bancorp is set forth on the proxy statement for its 2011 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on June 17, 2011. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the Merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Central Bank Customer Q & A regarding the merger with Rockland Trust

Q. How will the merger benefit Central Bank customers?

A. Joining our franchise with Rockland Trust creates a larger community bank that is locally based with headquarters here in Massachusetts. This provides an opportunity to create a strong local community bank with considerably more resources. The combined bank will have $5.5 billion in assets, 76 branches, 10 commercial banking centers, four commercial lending centers and four investment management centers, serving customers from North and West of Boston to the South Shore; South Coast and Cape Cod; and down to Providence, Rhode Island.

We are excited about this transaction because we will be able to offer our customers more products and services through Rockland Trust’s expansive product offerings, including envelope-free “Smart” ATMs, mobile banking services including smart phone deposits, cash management services for businesses, a full range of commercial banking services including asset based lending, and investment management services.

Rockland Trust has a long-standing and deep commitment to its customers, communities, and employees. J.D. Power and Associates ranked Rockland Trust as the highest among all New England banks for customer satisfaction in its 2012 Retail Banking Satisfaction study. Also, the Boston Globe named Rockland Trust as one of the Best Places to Work for three years in a row. And, with a recent New Markets Tax Credit allocation, Rockland Trust has an additional $66 million to allocate to low- and moderate-income communities to create jobs and spur the economy.

Q. Who is Rockland Trust and where are they located?

A. Rockland Trust is a full-service community bank serving Eastern Massachusetts, Cape Cod, the SouthCoast, MetroWest and Greater Providence, Rhode Island. It is a strong and safe bank that was recognized by Forbes magazine in 2012 as one of the 25 healthiest banks in the nation. The bank provides a wide range of consumer and business products and services through its network of 67 retail branches, 10 commercial lending centers, four mortgage banking centers, and four Investment Management Group offices.

With $5 billion in assets and nearly 1,000 employees, Rockland Trust is the largest publicly traded commercial bank headquartered in Massachusetts and is a wholly owned subsidiary of Independent Bank Corp. The company is independently owned and has maintained a longstanding tradition of community service.

Q. When will the transaction be effective?

A. We anticipate the transaction to close sometime in the fourth quarter of 2012, subject to the requisite shareholder and regulatory approvals.

Q. Will any branches close?

A. As there is no overlap in retail branches between the two institutions, we do not anticipate any branch closings.

Q. What will be the name of the bank?

A. The name of the combined bank will be Rockland Trust.

Q. Will there be any changes to my accounts?

A. We don’t anticipate any changes to rates or fees. Rockland Trust believes in fair and transparent pricing as evidenced by their free consumer and business checking accounts and their no-fee ATM policy. As we integrate the two organizations, there will be ongoing communications to customers on what to expect.

Q. Where can I find more information regarding Rockland Trust?

A. Please visit Rockland Trust’s website at www.RocklandTrust.com for more information about their company, products, services, and commitment to customers, communities and employees.

Additional Information

In connection with the merger of the parent company of Rockland Trust, Independent Bank Corp., and the parent company of Central Bank, Central Bancorp, Inc., Independent will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Central Bancorp, Inc. and a Prospectus of Independent, as well as other relevant documents concerning the proposed transaction. Shareholders of Central Bancorp are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Independent and Central Bancorp at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents for Independent, free of charge, at http://www.rocklandtrust.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, (781) 982-6858.

Central Bancorp and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Central Bancorp in connection with the merger and the transactions contemplated thereby. Information about the directors and executive officers of Central Bancorp is set forth on the proxy statement for its 2011 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on June 17, 2011. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Forward-Looking Statements:

Certain statements contained herein that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Independent Bank Corp. or Central Bancorp with the Securities Exchange Commission, in press releases and in oral and written statements made by or with the approval of Independent that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the Merger; (ii) statements of plans, objectives and expectations of management or the Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses involved in the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (iii) revenues following the Merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (vi) local, regional, national and international economic conditions and the impact they may have on the parties to the Merger and their customers; (vii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (viii) prepayment speeds, loan originations and credit losses; (ix) sources of liquidity; (x) shares of common stock outstanding and common stock price volatility; (xi) fair value of and number of stock-based compensation awards to be issued in future periods; (xii) legislation affecting the financial services industry as a whole, and/or the parties and their subsidiaries individually or collectively; (xiii) regulatory supervision and oversight, including required capital levels; (xiv) increasing price and product/service competition by competitors, including new entrants; (xv)

rapid technological developments and changes; (xvi) the parties’ ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvii) the mix of products/services; (xiii) containing costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support the parties’ future businesses; and (xxvi) material differences in the actual financial results of merger and acquisition activities compared with expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause Independent Bank Corp.’s or Central Bancorp’s results to differ materially from those described in the forward-looking statements can be found in Independent Bank Corp.’s and Central Bancorp’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. The parties undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Rockland Trust Profile

Rockland Trust Company is a full-service commercial bank headquartered in Massachusetts, with approximately $5 billion in assets. The sole bank subsidiary of Independent Bank Corp., (NASDAQ:INDB) Rockland Trust provides a wide range of consumer, business, investment, and insurance products and services. Rockland Trust’s network consists of 67 retail branches, ten commercial lending centers, four Investment Management Group offices, and four residential lending centers located throughout Eastern Massachusetts and Providence, Rhode Island.

Senior Executives	Chris Oddleifson	President and Chief Executive Officer

	Denis Sheahan	Chief Financial Officer

	Jane Lundquist	EVP, Director - Retail Delivery, Business Banking & Home Equity

	Gerry Nadeau	EVP, Director - Commercial Banking

	David Smith	Chief Investment Officer – Investment Management Group

	Ray Fuerschbach	SVP, Director - Human Resources

	Ed Seksay	General Counsel

	Ed Jankowski	Chief Technology Officer

	Mark Gibson	Chief Marketing Officer

Employees	Nearly 1,000 in Bristol, Middlesex, Norfolk, and Plymouth Counties; Cape Cod; and Providence, Rhode Island

Customers	Nearly 200,000 consumer, business, and commercial customers

Locations	Branches	67

	Commercial Lending Centers	10

	Mortgage Lending Centers	4

	Investment Management Centers	4

ATMs	85, plus access to additional ATMs through the SUM network

Headquarters	288 Union Street, Rockland, MA 02370

Financial Highlights	Assets	$5 billion

	Deposits	$3.9 billion

	Assets Under Administration	$2 billion

Community Impact	Community Development: Rockland Trust received an “outstanding” rating for exceeding Community Reinvestment Act standards in 2012.

Community Investment: Recently awarded $66 million from the New Markets Tax Credit Program, a federal initiative that provides tax incentives to drive investment and economic development in low-income and rural communities. This was the bank’s fourth award.

Charitable Giving: Approximately $500,000 was invested in communities in 2011 to organizations that focus on early childhood education, and community and economic development.

High Performing	J.D. Power & Assoc.	Ranked highest in New England for customer satisfaction

Franchise	Forbes	Ranked one of the nation’s top 25 healthiest publicly traded banks

	Warren Group	Named top commercial real estate lender in Massachusetts for the past two years.

Employer of Choice	Top Places to Work	Recognized by the Boston Globe for last three consecutive years

	RockCorp	Employee-based volunteer group that provides assistance to non-profit organizations. Rockland Trust gives each employee two paid days off per year to volunteer in the community.

	RockFit	Employee program for physical, financial, and emotional well being

Central Bank Profile

Central Bank is a full-service community bank that provides a variety of deposit and lending services – including savings and checking accounts for retail and business customers, mortgage loans for constructing, purchasing and refinancing residential and commercial properties, and loans for education, home improvement, and other purposes.

Central Bank, whose legal name is Central Co-Operative Bank, was founded in 1915 as a Massachusetts chartered co-operative bank to provide savings deposits and originate mortgage loans. Between 1970 and 1982, the bank grew through mergers with six other Massachusetts co-operative banks.

In October 1986, Central Bank became a public company by converting to a capital stock co-operative bank. In 1994, Central Bank acquired Metro Bancorp, Inc., the parent company of Metropolitan Bank and Trust Company.

In 1999, Central Bancorp, Inc., (CEBK) became the holding company for Central Bank.

Headquarters	399 Highland Avenue, Somerville, MA 02144

Employees	130 in eight towns in Middlesex County, MA

Locations	Somerville:	399 Highland Avenue

	Arlington:	175 Broadway

	Burlington:	85 Wilmington Road

	Chestnut Hill:	1192 Boylston Street

	Malden:	137 Pleasant Street

	Medford:	270 Mystic Avenue

	Melrose:	846 Main Street

	Woburn:	198 Lexington Street

275 Main Street

Financial Highlights	Assets	$520 million

	Deposits	$333 million

	Loans	$421 million

Branch Footprint	Central Bank is located in eastern Middlesex County, a natural market extension which will strengthen and expand Rockland Trust’s reach. Middlesex County is one of the most attractive counties in New England:

• Largest population of any county in New England

• Third highest median household income in the region

• Part of the Boston metropolitan area, the 10th largest by population in the U.S.